Exhibit 99.1

Republic Bancorp, Inc. Maintains Robust Loan Growth as Second Quarter 2015 Net Income Exceeds Second Quarter 2014 Net Income by 32%

LOUISVILLE, Ky.--(BUSINESS WIRE)--July 17, 2015--Republic Bancorp, Inc. (NASDAQ: RBCAA), headquartered in Louisville, Kentucky, is the holding company for Republic Bank & Trust Company (the “Bank”).

Republic Bancorp, Inc. (“Republic” or the “Company”) is pleased to report second quarter net income of $8.3 million, a 32% increase over the second quarter of 2014, resulting in Diluted Earnings per Class A Common Share of $0.40. Return on average assets (“ROA”) and return on average equity (“ROE”) were 0.85% and 5.78%, respectively, for the second quarter of 2015.

Steve Trager, Republic’s Chairman and Chief Executive Officer, commented: “We are very proud that we have been able to produce another solid quarter of year-over-year earnings growth. In addition, we are also excited that we have been able to continue our loan growth momentum at our Core Bank, while at the same time our interest rate risk model indicates that we remain in a sound position in the event of rising market interest rates.

“Thanks to continued high usage rates among the Bank’s warehouse clients, our warehouse lines of credit contributed another solid quarter of growth by increasing outstanding balances $66 million, or 16%, from March 31, 2015. Altogether, for the first half of the year, outstanding warehouse lines of credit have grown $169 million, or 53%, over our outstanding balances at December 31, 2014. We have also made good progress in organically growing our Traditional Branch Network loan portfolio during the first half of 2015, with growth of $104 million, or 4%, during the first six months of the year. Although we have experienced a great deal of success thus far during 2015, we realize that we can never rest on our laurels and must maintain our focus in order to produce continued solid results for the remainder of this year and beyond.”

The following table highlights Republic’s financial performance for the second quarter and first six months of 2015 compared to the same periods in 2014:

	Three Months Ended		%	Six Months Ended		%
(dollars in thousands, except per share data)	6/30/15	6/30/14	Change	6/30/15	6/30/14	Change

Income before income taxes	$12,474	$9,654	29%	$33,223	$28,177	18%
Net Income	$8,320	$6,322	32%	$22,108	$18,306	21%
Diluted Earnings per Class A Share	$0.40	$0.30	33%	$1.07	$0.88	22%
ROA	0.85%	0.73%	16%	1.12%	1.04%	8%
ROE	5.78%	4.54%	27%	7.74%	6.60%	17%

Results of Operations for the Second Quarter of 2015 Compared to the Second Quarter of 2014

Traditional Banking, Warehouse Lending (“Warehouse”) and Mortgage Banking (collectively “Core Bank” or “Core Banking”)

Net income from Core Banking was $7.7 million for the second quarter of 2015, an increase of $1.8 million, or 30%, from the second quarter of 2014. The increase in quarterly net income at the Core Bank continued to be driven by higher net interest income resulting from solid loan growth. The Core Bank’s growth in net interest income was further complemented by a modest provision for loan and lease losses, which remains favorably low due to on-going improvement in the Core Bank’s already-solid credit quality metrics.

Net interest income at the Core Bank increased to $30.6 million during the second quarter of 2015, a $3.1 million, or 11%, increase over the second quarter of 2014. Net interest income benefitted from the previously mentioned robust loan growth during 2015 combined with the Core Bank’s strong loan growth during the second half of 2014. This growth over the previous twelve months led to an increase in the Core Bank’s average loan balances of $546 million, or 21%, when comparing the second quarter of 2015 to the second quarter of 2014. The growth in average loan balances more than offset the negative impact to the Core Bank’s net interest income resulting from a decrease of seven basis points to its net interest margin from the second quarter of 2014 to the second quarter of 2015.

A breakdown of the overall change in the Core Bank’s period-end and average loan balances by origination channel is presented in the table below:

				Average	Average
	Ending	Ending		Quarterly	Quarterly
(dollars in thousands)	Balance	Balance	$	Balance	Balance	$
Origination Channel	6/30/2015	12/31/14	Change	6/30/2015	6/30/2014	Change

Warehouse Lending	$488,905	$319,431	$169,474	$396,934	$173,428	$223,506
Correspondent Lending	243,140	226,628	16,512	234,411	5,087	229,324
2012-FDIC Acquired Loans	31,213	40,188	(8,975)	33,247	59,493	(26,246)
Traditional Branch Network	2,554,252	2,450,167	104,085	2,510,706	2,391,534	119,172
Total Core Bank Loans	$3,317,510	$3,036,414	$281,096	$3,175,298	$2,629,542	$545,756

Net interest income at the Core Bank for the second quarter of 2015 includes $1.6 million of net interest income contributed from the Company’s 2012 FDIC-assisted transactions compared to $2.3 million contributed during the second quarter of 2014. Accretion income from the 2012 FDIC-assisted transactions contributed 14 and 17 basis points to the Core Bank’s net interest margin during these two periods.

The Core Bank’s provision for loan and lease losses remained favorably low for the second quarter of 2015, as overall credit quality remained strong. Core Bank provision expense was $717,000 for the second quarter of 2015 compared to $710,000 during the second quarter of 2014. Provision expense for the second quarters of 2015 and 2014 primarily represented an increase in general loan loss reserves, driven by the previously mentioned strong growth in the Core Bank’s loan portfolio. The Core Bank’s overall credit metrics in both periods continued to compare favorably to peer.

The table below illustrates the Core Bank’s well-regarded credit quality ratios for 2015 quarter ends and the previous three calendar year ends:

	As of and for the:
	Quarter Ending:		Year Ending:

Core Banking Credit Quality Ratios	6/30/15	3/31/15	12/31/14	12/31/13	12/31/12

Non-performing loans to total loans	0.74%	0.79%	0.78%	0.81%	0.82%

Non-performing assets to total loans (including OREO)	0.83%	1.00%	1.15%	1.47%	1.79%

Delinquent loans to total loans	0.34%	0.49%	0.52%	0.63%	0.79%

Net charge-offs to average loans	0.04%	0.02%	0.08%	0.18%	0.34%
(Annualized as of 6/30/15 and 3/31/15)

OREO = Other Real Estate Owned

Non-interest income for the Core Bank was $7.2 million during the second quarter of 2015 compared to $6.8 million for the second quarter of 2014. Increases of $412,000 and $257,000 in Mortgage banking income and interchange income, respectively, were partially offset by a $316,000 decrease in service charges on deposits. Mortgage banking income for the second quarter of 2015 was driven by increased secondary market loan volume resulting from favorable long-term mortgage rates for much of the quarter. The increase in interchange income was driven primarily by a 39% increase in purchase volume from the Core Bank’s credit card portfolio.

Core Bank non-interest expense increased $1.2 million, or 5%, from the second quarter of 2014 to $25.7 million during the same period in 2015. A large portion of the increase in non-interest expense for the quarter was in the salaries and benefits category as the Core Bank increased its full-time equivalent employees (“FTEs”) from 676 at June 30, 2014 to 699 at June 30, 2015. The increased staffing was generally concentrated in the centralized lending operations area of the Core Bank in order to meet current loan demand and for additional capacity to meet long-term loan demand expectations.

Conclusion

“While we have made well known our desire to make a prudent bank acquisition in the near-term, our ability to grow organically through our various origination channels provides us the opportunity to remain disciplined in seeking the right partner. In the meantime, we will continue to review and enhance our strategic plan, as we seek to heighten our overall organic performance with the goal of managing risk and maximizing return commensurate with the highest performing banks in the Nation,” concluded Trager.

Republic Bancorp, Inc. (the “Company”) is the parent company of Republic Bank & Trust Company (the “Bank”). The Bank currently has 40 banking centers: 32 banking centers in 12 Kentucky communities - Covington, Crestwood, Elizabethtown, Florence, Frankfort, Georgetown, Independence, Lexington, Louisville, Owensboro, Shelbyville and Shepherdsville; three banking centers in southern Indiana – Floyds Knobs, Jeffersonville and New Albany; two banking centers in Florida – Port Richey and Temple Terrace; two banking centers in Tennessee – Cool Springs (Franklin) and Green Hills (Nashville); and one banking center in Blue Ash (Cincinnati), Ohio. The Bank offers internet banking at www.republicbank.com. The Company has $4.1 billion in assets and is headquartered in Louisville, Kentucky. The Company’s Class A Common Stock is listed under the symbol “RBCAA” on the NASDAQ Global Select Market.

Republic Bank. It’s just easier here SM.

Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements in the preceding paragraphs are based on our current expectations and assumptions regarding our business, the future impact to our balance sheet and income statement resulting from changes in interest rates, the ability to develop products and strategies in order to meet the Company’s long-term strategic goals, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the actual timing, magnitude and frequency of interest rate changes, as well as the actual changes in market conditions and the application and timing of various management strategies as compared to those projected in our interest rate model. Additionally, actual results could differ materially from the interest rate model if interest rates do not move equally across all points on the yield curve and based upon other factors disclosed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission, including those factors set forth as “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2014. The Company undertakes no obligation to update any forward-looking statements. These forward-looking statements are made only as of the date of this release, and the Company undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this release.

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Jun. 30, 2015	Dec. 31, 2014	Jun. 30, 2014
Assets:
Cash and cash equivalents	$92,766	$72,878	$84,273
Investment securities	499,682	481,348	511,984
Loans held for sale	11,819	6,388	6,809
Loans	3,323,977	3,040,495	2,725,017
Allowance for loan and lease losses	(25,248)	(24,410)	(22,772)
Loans, net	3,298,729	3,016,085	2,702,245
Federal Home Loan Bank stock, at cost	28,208	28,208	28,208
Premises and equipment, net	32,309	32,987	32,481
Premises, held for sale	1,251	1,317	-
Goodwill	10,168	10,168	10,168
Other real estate owned (“OREO”)	2,920	11,243	11,613
Bank owned life insurance (“BOLI”)	52,117	51,415	50,656
Other assets and accrued interest receivable	36,250	34,976	26,887
Total assets	$4,066,219	$3,747,013	$3,465,324

Liabilities and Stockholders’ Equity:
Deposits:
Non interest-bearing	$598,572	$502,569	$519,651
Interest-bearing	1,681,038	1,555,613	1,485,332
Total deposits	2,279,610	2,058,182	2,004,983

Securities sold under agreements to repurchase and other short-term borrowings	229,825	356,108	197,439
Federal Home Loan Bank advances	916,500	707,500	640,000
Subordinated note	41,240	41,240	41,240
Other liabilities and accrued interest payable	26,072	25,252	26,371
Total liabilities	3,493,247	3,188,282	2,910,033

Stockholders’ equity	572,972	558,731	555,291
Total liabilities and Stockholders’ equity	$4,066,219	$3,747,013	$3,465,324

Average Balance Sheet Data
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2015	2014	2015	2014
Assets:
Investment securities, including FHLB stock	$531,402	$530,472	$528,161	$515,170
Federal funds sold and other interest-earning deposits	32,300	128,473	86,933	217,228
Loans and fees, including loans held for sale	3,180,127	2,632,190	3,105,014	2,598,376
Total interest-earning assets	3,743,829	3,291,135	3,720,108	3,330,774
Total assets	3,925,312	3,459,171	3,934,868	3,515,181

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$601,371	$526,599	$660,150	$583,258
Interest-bearing deposits	1,703,982	1,497,494	1,670,168	1,501,137
Securities sold under agreements to repurchase and other short-term borrowings	335,530	259,132	363,321	241,205
Federal Home Loan Bank advances	646,737	562,209	607,554	578,544
Subordinated note	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,727,489	2,360,075	2,682,283	2,362,126
Stockholders’ equity	575,653	557,109	571,600	554,510

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2015	2014	2015	2014

Total interest income(1)	$35,722	$32,405	$69,483	$64,902
Total interest expense	4,664	4,855	9,403	10,048

Net interest income	31,058	27,550	60,080	54,854

Provision for loan and lease losses	904	693	1,089	(10)

Non-interest income:
Service charges on deposit accounts	3,247	3,563	6,286	6,858
Net refund transfer fees	1,907	1,836	17,242	16,224
Mortgage banking income	1,224	812	2,577	1,298
Interchange fee income	2,044	1,681	4,238	3,725
Gain on call of security available for sale	88	-	88	-
Net loss on OREO	(155)	(69)	(274)	(551)
Increase in cash surrender value of BOLI	353	379	702	570
Other	777	879	1,612	1,672
Total non-interest income	9,485	9,081	32,471	29,796

Non-interest expenses:
Salaries and employee benefits	14,323	13,965	29,600	28,448
Occupancy and equipment, net	5,142	5,508	10,343	11,330
Communication and transportation	771	856	1,817	1,882
Marketing and development	977	803	1,562	1,331
FDIC insurance expense	474	414	1,148	983
Bank franchise tax expense	847	831	3,248	3,170
Data processing	1,092	874	2,058	1,671
Interchange related expense	931	847	1,938	1,844
Supplies	219	60	580	500
OREO expense	120	308	339	698
Legal and professional fees	528	438	2,143	949
Other	1,741	1,380	3,463	3,677
Total non-interest expenses	27,165	26,284	58,239	56,483

Income before income tax expense	12,474	9,654	33,223	28,177
Income tax expense	4,154	3,332	11,115	9,871

Net income	$8,320	$6,322	$22,108	$18,306

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Statistics
	As of and for the		As of and for the
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2015	2014	2015	2014
Per Share Data:

Basic average shares outstanding	20,860	20,793	20,859	20,795
Diluted average shares outstanding	20,941	20,888	20,939	20,891

End of period shares outstanding:
Class A Common Stock	18,602	18,548	18,602	18,548
Class B Common Stock	2,245	2,245	2,245	2,245

Book value per share(2)	$27.48	$26.71	$27.48	$26.71
Tangible book value per share(2)	26.76	25.98	$26.76	25.98

Earnings per share:
Basic earnings per Class A Common Stock	$0.40	$0.31	$1.07	$0.88
Basic earnings per Class B Common Stock	0.37	0.29	0.97	0.85
Diluted earnings per Class A Common Stock	0.40	0.30	1.07	0.88
Diluted earnings per Class B Common Stock	0.36	0.29	0.97	0.85

Cash dividends declared per share:
Class A Common Stock	$0.198	$0.187	$0.385	$0.363
Class B Common Stock	0.180	0.170	0.350	0.330

Performance Ratios:

Return on average assets	0.85%	0.73%	1.12%	1.04%
Return on average equity	5.78	4.54	7.74	6.60
Efficiency ratio(3)	67	72	63	67
Yield on average interest-earning assets	3.82	3.94	3.74	3.90
Cost of interest-bearing liabilities	0.68	0.82	0.70	0.85
Cost of deposits(4)	0.18	0.19	0.19	0.18
Net interest spread	3.14	3.12	3.04	3.05
Net interest margin - Total Company	3.32	3.35	3.23	3.29
Net interest margin - Core Banking(5)	3.28	3.35	3.21	3.32

Other Information:

End of period full-time equivalent employees	751	726	751	726
Number of banking centers	40	42	40	42

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Statistics	As of and for the		As of and for the
	Three Months Ended Jun. 30,		Six Months Ended Jun. 30,
	2015	2014	2015	2014
Credit Quality Asset Balances:

Loans on non-accrual status	$24,624	$19,606	$24,624	$19,606
Loans past due 90-days-or-more and still on accrual	-	734	-	734
Total non-performing loans	24,624	20,340	24,624	20,340
OREO	2,920	11,613	2,920	11,613
Total non-performing assets	$27,544	$31,953	$27,544	$31,953
Total delinquent loans	$11,355	$12,062	$11,355	$12,062

Credit Quality Ratios:

Non-performing loans to total loans	0.74%	0.75%	0.74%	0.75%
Non-performing assets to total loans (including OREO)	0.83	1.17	0.83	1.17
Non-performing assets to total assets	0.68	0.92	0.68	0.92
Allowance for loan and lease losses to total loans	0.76	0.84	0.76	0.84
Allowance for loan and lease losses to non-performing loans	103	112	103	112
Delinquent loans to total loans(6)	0.34	0.44	0.34	0.44
Net charge-offs to average loans (annualized) - Total Company	0.04	0.04	0.02	0.01
Net charge-offs to average loans (annualized) - Core Banking(5)	0.04	0.05	0.03	0.03

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014
Assets:
Cash and cash equivalents	$92,766	$136,349	$72,878	$69,682	$84,273
Investment securities	499,682	508,719	481,348	500,221	511,984
Loans held for sale	11,819	12,748	6,388	5,890	6,809
Loans	3,323,977	3,155,436	3,040,495	2,908,535	2,725,017
Allowance for loan and lease losses	(25,248)	(24,631)	(24,410)	(23,617)	(22,772)
Loans, net	3,298,729	3,130,805	3,016,085	2,884,918	2,702,245
Federal Home Loan Bank stock, at cost	28,208	28,208	28,208	28,208	28,208
Premises and equipment, net	32,309	31,817	32,987	32,395	32,481
Premises, held for sale	1,251	1,284	1,317	-	-
Goodwill	10,168	10,168	10,168	10,168	10,168
Other real estate owned	2,920	6,736	11,243	11,937	11,613
Bank owned life insurance	52,117	51,764	51,415	51,037	50,656
Other assets and accrued interest receivable	36,250	33,589	34,976	31,163	26,887
Total assets	$4,066,219	$3,952,187	$3,747,013	$3,625,619	$3,465,324

Liabilities and Stockholders’ Equity:
Deposits:
Non interest-bearing	$598,572	$666,166	$502,569	$534,662	$519,651
Interest-bearing	1,681,038	1,714,051	1,555,613	1,525,174	1,485,332
Total deposits	2,279,610	2,380,217	2,058,182	2,059,836	2,004,983

Securities sold under agreements to repurchase and other short-term borrowings	229,825	332,534	356,108	275,874	197,439
Federal Home Loan Bank advances	916,500	596,500	707,500	662,000	640,000
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	26,072	32,225	25,252	29,301	26,371
Total liabilities	3,493,247	3,382,716	3,188,282	3,068,251	2,910,033

Stockholders’ equity	572,972	569,471	558,731	557,368	555,291
Total liabilities and Stockholders’ equity	$4,066,219	$3,952,187	$3,747,013	$3,625,619	$3,465,324

Average Balance Sheet Data
	Quarterly Comparison
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014
Assets:
Investment securities, including FHLB stock	$531,402	$524,883	$533,288	$539,020	$530,472
Federal funds sold and other interest-earning deposits	32,300	142,172	14,251	29,713	128,473
Loans and fees, including loans held for sale	3,180,127	3,029,067	2,958,458	2,795,788	2,632,190
Total interest-earning assets	3,743,829	3,696,122	3,505,997	3,364,521	3,291,135
Total assets	3,925,312	3,944,527	3,679,296	3,530,013	3,459,171

Liabilities and Stockholders’ Equity:
Non interest-bearing deposits	$601,371	$719,581	$529,091	$521,360	$526,599
Interest-bearing deposits	1,703,982	1,635,979	1,540,432	1,497,802	1,497,494
Securities sold under agreements to repurchase and other short-term borrowings	335,530	391,421	383,526	317,053	259,132
Federal Home Loan Bank advances	646,737	567,934	605,018	575,761	562,209
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	2,727,489	2,636,574	2,570,216	2,431,856	2,360,075
Stockholders’ equity	575,653	567,499	561,666	558,750	557,109

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014

Total interest income(1)	$35,722	$33,761	$34,331	$33,144	$32,405
Total interest expense	4,664	4,739	4,854	4,702	4,855
Net interest income	31,058	29,022	29,477	28,442	27,550

Provision for loan and lease losses	904	185	1,359	1,510	693

Non-interest income:
Service charges on deposit accounts	3,247	3,039	3,381	3,568	3,563
Net refund transfer fees	1,907	15,335	39	(133)	1,836
Mortgage banking income	1,224	1,353	688	876	812
Interchange fee income	2,044	2,194	1,673	1,619	1,681
Gain on call of security available for sale	88	-	-	-	-
Net loss on OREO	(155)	(119)	(909)	(758)	(69)
Increase in cash surrender value of BOLI	353	349	378	381	379
Other	777	835	946	974	879
Total non-interest income	9,485	22,986	6,196	6,527	9,081

Non-interest expenses:
Salaries and employee benefits	14,323	15,277	13,761	12,164	13,965
Occupancy and equipment, net	5,142	5,201	5,134	5,544	5,508
Communication and transportation	771	1,046	1,079	905	856
Marketing and development	977	585	798	1,135	803
FDIC insurance expense	474	674	458	424	414
Bank franchise tax expense	847	2,401	715	731	831
Data processing	1,092	966	1,018	824	874
Interchange related expense	931	1,007	818	788	847
Supplies	219	361	304	205	60
OREO expense	120	219	108	218	308
Legal and professional fees	528	1,615	587	730	438
Other	1,741	1,722	1,650	1,537	1,380
Total non-interest expenses	27,165	31,074	26,430	25,205	26,284

Income before income tax expense	12,474	20,749	7,884	8,254	9,654
Income tax expense	4,154	6,961	2,649	3,008	3,332

Net income	$8,320	$13,788	$5,235	$5,246	$6,322

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Statistics
	As of and for the Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014
Per Share Data:

Basic average shares outstanding	20,860	20,859	20,831	20,797	20,793
Diluted average shares outstanding	20,941	20,936	20,921	20,891	20,888

End of period shares outstanding:
Class A Common Stock	18,602	18,616	18,603	18,567	18,548
Class B Common Stock	2,245	2,245	2,245	2,245	2,245

Book value per share(2)	$27.48	$27.30	$26.80	$26.78	$26.71
Tangible book value per share(2)	26.76	26.58	26.08	26.06	25.98

Earnings per share:
Basic earnings per Class A Common Stock	$0.40	$0.66	$0.25	$0.25	$0.31
Basic earnings per Class B Common Stock	0.37	0.65	0.24	0.24	0.29
Diluted earnings per Class A Common Stock	0.40	0.66	0.25	0.25	0.30
Diluted earnings per Class B Common Stock	0.36	0.64	0.24	0.24	0.29

Cash dividends declared per share:
Class A Common Stock	$0.198	$0.187	$0.187	$0.187	$0.187
Class B Common Stock	0.180	0.170	0.170	0.170	0.170

Performance Ratios:

Return on average assets	0.85%	1.40%	0.57%	0.59%	0.73%
Return on average equity	5.78	9.72	3.73	3.76	4.54
Efficiency ratio(3)	67	60	74	72	72
Yield on average interest-earning assets	3.82	3.65	3.92	3.94	3.94
Cost of interest-bearing liabilities	0.68	0.72	0.76	0.77	0.82
Cost of deposits(4)	0.18	0.19	0.20	0.18	0.19
Net interest spread	3.14	2.93	3.16	3.17	3.12
Net interest margin - Total Company	3.32	3.14	3.36	3.38	3.35
Net interest margin - Core Banking(5)	3.28	3.14	3.36	3.38	3.35

Other Information:

End of period full-time equivalent employees	751	745	723	734	726
Number of banking centers	40	40	41	42	42

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)
(all amounts other than per share amounts, number of employees and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Statistics
	As of and for the Three Months Ended
	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014
Credit Quality Asset Balances:
Loans on non-accrual status	$24,624	$24,423	$23,337	$21,447	$19,606
Loans past due 90-days-or-more and still on accrual	-	572	322	-	734
Total non-performing loans	24,624	24,995	23,659	21,447	20,340
OREO	2,920	6,736	11,243	11,937	11,613
Total non-performing assets	$27,544	$31,731	$34,902	$33,384	$31,953
Total delinquent loans	$11,355	$15,511	$15,851	$12,226	$12,062

Credit Quality Ratios:
Non-performing loans to total loans	0.74%	0.79%	0.78%	0.74%	0.75%
Non-performing assets to total loans (including OREO)	0.83	1.00	1.14	1.14	1.17
Non-performing assets to total assets	0.68	0.80	0.93	0.92	0.92
Allowance for loan and lease losses to total loans	0.76	0.78	0.80	0.81	0.84
Allowance for loan and lease losses to non-performing loans	103	99	103	110	112
Delinquent loans to total loans(6)	0.34	0.49	0.52	0.42	0.44
Net charge-offs to average loans (annualized) - Total Company	0.04	0.00	0.08	0.10	0.04
Net charge-offs to average loans (annualized) - Core Banking(5)	0.04	0.02	0.08	0.10	0.05

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and customers are similar.

As of June 30, 2015, the Company was divided into four distinct operating segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking and Republic Processing Group (“RPG”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” activities. The RPG segment includes the Tax Refund Solutions (“TRS”) division, Republic Payment Solutions (“RPS”) and Republic Credit Solutions (“RCS”). TRS generates the majority of RPG’s income, with the relatively smaller divisions of RPG, RPS and RCS, considered immaterial for separate and independent segment reporting. All divisions of the RPG segment operate through the Company.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Segment:	Nature of Operations:	Primary Drivers of Net Revenues:
Core Banking:
Traditional Banking	Provides traditional banking products primarily to customers in the Company’s market footprint.	Loans, investments and deposits
Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the Nation.	Mortgage warehouse lines of credit
Mortgage Banking	Primarily originates, sells and services long- term, single family, first lien residential real estate loans.	Gain on sale of loans and servicing fees
Republic Processing Group	The TRS division facilitates the receipt and payment of federal and state tax refund products. The RPS division offers general purpose reloadable cards. The RCS division offers short-term credit products.	Net refund transfer fees

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2014 Annual Report on Form 10-K. Segment performance is evaluated using operating income. Goodwill is not allocated. Income taxes are generally allocated based on income before income tax expense unless specific segment allocations can be reasonably made. Transactions among reportable segments are made at carrying value.

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)

Segment information for the three and six months ended June 30, 2015 and 2014 follows:

	Three Months Ended June 30, 2015

	Core Banking

(dollars in thousands)	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Republic Processing Group	Total Company

Net interest income	$26,999	$3,505	$57	$30,561	$497	$31,058

Provision for loan and lease losses	553	164	-	717	187	904

Net refund transfer fees	-	-	-	-	1,907	1,907
Mortgage banking income	-	-	1,224	1,224	-	1,224
Gain on call of security available for sale	88	-	-	88	-	88
Other non-interest income	5,774	6	71	5,851	415	6,266
Total non-interest income	5,862	6	1,295	7,163	2,322	9,485

Total non-interest expenses	23,835	610	1,274	25,719	1,446	27,165

Income before income tax expense	8,473	2,737	78	11,288	1,186	12,474
Income tax expense	2,648	958	27	3,633	521	4,154
Net income	$5,825	$1,779	$51	$7,655	$665	$8,320

Segment end of period assets	$3,520,996	$488,356	$15,635	$4,024,987	$41,232	$4,066,219

Net interest margin	3.24%	3.53%	NM	3.28%	NM	3.32%

	Three Months Ended June 30, 2014

	Core Banking

(dollars in thousands)	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Republic Processing Group	Total Company

Net interest income	$25,752	$1,689	$49	$27,490	$60	$27,550

Provision for loan and lease losses	577	133	-	710	(17)	693

Net refund transfer fees	-	-	-	-	1,836	1,836
Mortgage banking income	-	-	812	812	-	812
Other non-interest income	5,927	3	71	6,001	432	6,433
Total non-interest income	5,927	3	883	6,813	2,268	9,081

Total non-interest expenses	23,050	448	1,013	24,511	1,773	26,284

Income (loss) before income tax expense	8,052	1,111	(81)	9,082	572	9,654
Income tax expense (benefit)	2,821	389	(29)	3,181	151	3,332
Net income (loss)	$5,231	$722	$(52)	$5,901	$421	$6,322

Segment end of period assets	$3,190,809	$243,907	$12,231	$3,446,947	$18,377	$3,465,324

Net interest margin	3.32%	3.89%	NM	3.35%	NM	3.35%

	Six Months Ended June 30, 2015

	Core Banking

(dollars in thousands)	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Republic Processing Group	Total Company

Net interest income	$52,757	$6,046	$113	$58,916	$1,164	$60,080

Provision for loan and lease losses	669	423	-	1,092	(3)	1,089

Net refund transfer fees	-	-	-	-	17,242	17,242
Mortgage banking income	-	-	2,577	2,577	-	2,577
Gain on call of security available for sale	88	-	-	88	-	88
Other non-interest income	11,171	11	155	11,337	1,227	12,564
Total non-interest income	11,259	11	2,732	14,002	18,469	32,471

Total non-interest expenses	47,242	1,183	2,559	50,984	7,255	58,239

Income before income tax expense	16,105	4,451	286	20,842	12,381	33,223
Income tax expense	4,934	1,558	100	6,592	4,523	11,115
Net income	$11,171	$2,893	$186	$14,250	$7,858	$22,108

Segment end of period assets	$3,520,996	$488,356	$15,635	$4,024,987	$41,232	$4,066,219

Net interest margin	3.17%	3.56%	NM	3.21%	NM	3.23%

	Six Months Ended June 30, 2014

	Core Banking

(dollars in thousands)	Traditional Banking	Warehouse Lending	Mortgage Banking	Total Core Banking	Republic Processing Group	Total Company

Net interest income	$51,706	$2,848	$95	$54,649	$205	$54,854

Provision for loan and lease losses	309	161	-	470	(480)	(10)

Net refund transfer fees	-	-	-	-	16,224	16,224
Mortgage banking income	-	-	1,298	1,298	-	1,298
Other non-interest income	10,999	5	145	11,149	1,125	12,274
Total non-interest income	10,999	5	1,443	12,447	17,349	29,796

Total non-interest expenses	46,532	828	2,223	49,583	6,900	56,483

Income (loss) before income tax expense	15,864	1,864	(685)	17,043	11,134	28,177
Income tax expense (benefit)	5,341	653	(240)	5,754	4,117	9,871
Net income (loss)	$10,523	$1,211	$(445)	$11,289	$7,017	$18,306

Segment end of period assets	$3,190,809	$243,907	$12,231	$3,446,947	$18,377	$3,465,324

Net interest margin	3.29%	3.92%	NM	3.32%	NM	3.29%

Republic Bancorp, Inc. Financial Information
Second Quarter 2015 Earnings Release (continued)

(1) – The amount of loan fee income included in total interest income was $2.9 million and $2.3 million for the quarters ended June 30, 2015 and 2014. The amount of loan fee income included in total interest income was $4.7 million and $5.4 million for the six months ended June 30, 2015 and 2014.

The amount of loan fee income included in total interest income per quarter was as follows: $2.9 million (quarter ended June 30, 2015); $1.8 million (quarter ended March 31, 2015); $2.2 million (quarter ended December 31, 2014); $1.8 million (quarter ended September 30, 2014); and $2.3 million (quarter ended June 30, 2014).

(2) – The following table provides a reconciliation of total stockholders’ equity in accordance with U.S. Generally Accepted Accounting Principles to tangible stockholders’ equity in accordance with applicable regulatory requirements. The Company provides the tangible book value ratio, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(in thousands, except per share data)	Jun. 30, 2015	Mar. 31, 2015	Dec. 31, 2014	Sept. 30, 2014	Jun. 30, 2014
Total stockholders’ equity (a)	$572,972	$569,471	$558,731	$557,368	$555,291
Less: Goodwill	10,168	10,168	10,168	10,168	10,168
Less: Mortgage servicing rights	4,971	4,864	4,813	4,881	5,009
Tangible stockholders’ equity (c)	$557,833	$554,439	$543,750	$542,319	$540,114

Total assets (b)	$4,066,219	$3,952,187	$3,747,013	$3,625,619	$3,465,324
Less: Goodwill	10,168	10,168	10,168	10,168	10,168
Less: Mortgage servicing rights	4,971	4,864	4,813	4,881	5,009
Tangible assets (d)	$4,051,080	$3,937,155	$3,732,032	$3,610,570	$3,450,147

Total stockholders’ equity to total assets (a/b)	14.09%	14.41%	14.91%	15.37%	16.02%
Tangible stockholders’ equity to tangible assets (c/d)	13.77%	14.08%	14.57%	15.02%	15.65%

Number of shares outstanding (e)	20,847	20,861	20,848	20,812	20,793

Book value per share (a/e)	$27.48	$27.30	$26.80	$26.78	$26.71
Tangible book value per share (c/e)	26.76	26.58	26.08	26.06	25.98

(3) – The efficiency ratio equals total non-interest expense divided by the sum of net interest income and non-interest income. The ratio excludes net gain (loss) on sales, calls and impairment of investment securities, if applicable.

(4) – The cost of deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average non interest-bearing deposits.

(5) – Ratio relates only to Core Banking operations, which consists of the Traditional Banking, Warehouse Lending and Mortgage Banking segments.

(6) – The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans.

NM – Not meaningful

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes, 502-560-8628
Executive Vice President and Chief Financial Officer